UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 25, 2008

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

397 EAGLEVIEW BOULEVARD, EXTON, PENNSYLVANIA	19341
(Address of Principal Executive Offices)	(Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2008, the Board of Directors of ViroPharma Incorporated (the “Company”) appointed Vincent J. Milano as President and Chief Executive Officer of the Company, effective March 31, 2008. Mr. Milano will succeed Michel de Rosen, who has served as President and Chief Executive Officer since 2000 and who has informed the Board of his intent to resign from that position. Mr. de Rosen’s resignation as President and Chief Executive Officer will become effective March 31, 2008 and following such date Mr. de Rosen will continue to serve as Chairman of the Board of Directors of the Company. Mr. Milano will also continue to serve as Chief Financial Officer until a successor is appointed. Additionally, the Board of Directors appointed Daniel B. Soland, currently the Company’s Vice President and Chief Commercial Officer, as Chief Operating Officer, also effective March 31, 2008.

Also on February 25, 2008, the Board of Directors appointed Mr. Milano to the Company’s Board of Directors. Mr. Milano will serve as a Class III Director to serve for a term expiring at the Company’s annual meeting of stockholders to be held in 2008.

Mr. Milano, age 44, has served as the Company’s Vice President, Chief Financial Officer and Chief Operating Officer since 2006. He served as Vice President, Chief Financial Officer and Treasurer from 1997 to 2006, after joining the Company in 1996. Prior to joining the Company, he was with KPMG LLP. Mr. Milano received his bachelor of science degree in accounting from Rider College.

Mr. Soland, age 49, has served as Vice President, Chief Commercial Officer of the Company since November 2006. He joined the Company from his previous post as President of Chiron Vaccines. Prior to Chiron, from March 2003 until February 2005, he was the President and Chief Executive Officer of Epigenesis Pharmaceuticals, a privately held biopharmaceutical company engaged in developing drugs for use in asthma, COPD and allergic rhinitis. Prior to that, Mr. Soland spent nine years with GlaxoSmithKline as the vice president and director of worldwide marketing operations, and five years as their vice president and director of the U.S. vaccines business unit. Mr. Soland holds a bachelor of science degree in pharmacy from the University of Iowa.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

(d)	Exhibit No.	Description
	99.1	Press release dated February 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: February 26, 2008	By:	/s/ J. Peter Wolf
J. Peter Wolf
Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit Number	Description
99.1	Press release dated February 26, 2008.